UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 23, 2011

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 23, 2011, Ares Capital Corporation (“Ares Capital”) issued a press release announcing that it will host an Analyst Day for current and prospective research analysts at its New York offices on May 25, 2011.  The live presentation of the Analyst Day conference is scheduled to begin at 10:00 a.m. EDT and conclude at 3:00 p.m. EDT.  During the presentation, representatives of Ares Capital and its investment adviser will review Ares Capital’s investment strategy, markets, performance and capital position.  In addition, representatives of Ares Management LLC (“Ares Management”) the parent of Ares Capital’s investment adviser, will make brief presentations, which, among other things, will provide an overview of how Ares Capital benefits from the Ares Management platform and a discussion of market conditions.  The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

All interested parties are invited to listen to the live webcast, which will be hosted on a webcast link located on the home page of the Investor Resources section of Ares Capital’s website at http://www.arescapitalcorp.com.  Please visit the website to test your connection before the webcast.  The webcast link will also include a link to a slide presentation that complements the discussions being held at the Analyst Day conference. A replay of the webcast and the accompanying slides will remain available at the same location through June 1, 2011 at 9:00 a.m. EDT.

Domestic callers can also listen to the webcast by dialing (866) 843-0890. International callers can listen to the webcast by dialing +1 (412) 317-9250. All callers will need to enter the Participant Elite Entry Number 4833931 followed by the # sign and reference “Ares Capital Corporation” once connected with the operator. All callers are asked to dial in 10-15 minutes prior to the call so that name and company information can be collected. For interested parties, an archived replay of the call will be available approximately one hour after the end of the conference through 9:00 a.m. EDT on June 1, 2011 to domestic callers by dialing (877) 344-7529 and to international callers by dialing +1 (412) 317-0088. For all replays, please reference account number 451256. An archived replay will also be available on a webcast link located on the Investor Resources section of our website at http://www.arescapitalcorp.com.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

The information set forth under Item 2.02 of this Form 8-K is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description

99.1	Press Release, dated as of May 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: May 23, 2011

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated as of May 23, 2011